Exhibit 99.2

3rd Quarter 2008 Earnings Supplemental Information

LEXMARK™

October 21, 2008

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Key Messages For Investors

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, demand generation and brand development to profitably capture supplies in high page growth segments of the $96 billion distributed printing market.
  - The business market segment continues to be quite profitable and is focused on growth in high page generating workgroup products, including monochrome lasers, color lasers and laser MFPs.
  - The company is aggressively shifting its focus in the consumer market segment to geographic regions, product segments and customers that generate higher page usage.
- Lexmark continues to take actions to improve its cost and expense structure.
- Lexmark continues to maintain a strong financial position with a long track record of good cash generation and a solid balance sheet, which positions it well to invest in the future and compete effectively, even during challenging times.

Key Points for 3Q08

- Revenue and EPS in line with guidance range
- Business market segment revenue grew 4% year to year
  - Growth in both laser hardware and laser supplies revenue
  - Continued good laser supplies revenue growth year on year
  - Improved performance in the branded U.S. laser business
  - Strong growth year to year in laser MFPs
  - Revenue growth in all regions except Asia Pacific
  - Yesterday, introduced 38 new color lasers, mono lasers and MFPs to capture pages in businesses of all sizes
- Consumer market segment continuing to transition to new strategy
  - Repositioning and market weakness impacting units
  - Focused on heavier usage devices
    - Average unit revenue (AUR) up 15% reflecting the strategy-driven mix shift to AIO units
  - Continued strong retail sell out of wireless inkjets
  - The Lexmark Professional Series X9575 inkjet AIO continues to earn global recognition achieving 11 awards in 7 countries, further advancing the company's strategy to increase its penetration in higher usage, high growth inkjet market segments
- Restructuring on track to improve cost and expense structure
  - Expect total 2008 savings of at least $40 million, and annual savings of about $70 million beginning in 2009
- Repurchased $274 million (7.7 million shares) of Lexmark stock in the quarter
  - Includes $127.5 million for 3.5 million shares delivered to Lexmark in 3Q08 under an Accelerated Stock Repurchase agreement

Announced 38 New MFPs, Color Lasers and Mono Lasers

Multifunction

Color

X543 / X544



- Smallest-in-Class Tandem Footprint
- 3-in-1 or 4-in-1 Functionality
- Optional Wireless Model
- High-Yield Cartridges
- Lexmark Rewards Program

Mono

X651 / X652 / X654 / X656 / X658



- Built-in 2-Sided Printing
- Embedded Solutions Framework
- Color e-Task Touch Screen
- MyMFP Customization
- Advanced Security Features
- Optional Finishing Capabilities



Single Function

Color

C540 / C543 / C544



- C540: Best-in-Class Rated Color Print Speed
- Best-in-Class Print Quality with true 1200 x 1200 dpi
- Built-in 2-Sided Printing
- Eco-Mode / Quiet Mode
- Instant Warm-up Fuser
- Optional Wireless Model
- High-Yield Cartridges
- Lexmark Rewards Program

Mono

T650 / T652 / T654



- Robust, New Industrial Design
- Eco-Conscious Features
- Best-in-Class Toner Capacity
- Best-in-Class Media Handling

E260 / E360 / E460



- Sleek, Quiet, Compact Design
- E260 / E360: Best-in-Class Rated Print Speeds
- Built-in 2-Sided Printing, Standard
- Eco-Conscious Features

Recent Accolades for Lexmark's Printers

YTD 3Q08 U.S. Laser Awards





18%
16%
14%
13%
LXK
#2
#3
#4

*Based on internal assessments of leading U.S. technical publications and test laboratories.

The Lexmark X9575 All-in-One



11 Awards in 7 Countries

COMPUTER BILD
ITALY 08/2008
TEST WINNER

PC MAGAZIN
GERMANY 06/2008
GOOD

COMPUTER BILD
GERMANY 11/2008
TEST WINNER

PC TIPP
SWITZERLAND 07/2008
VERY GOOD

KAPITAL
NORWAY 04/2008
PRODUCT OF THE YEAR

MACWORLD
SWEDEN 05/2008
BEST BUY

COMPUTER HOY
SPAIN 09/2008
COMPUTER HOY QUALITY

*ComputerBild Testsieger
Lexmark X9575 in ComputerBild Ausgabe 11/2008, Testergebnis: gut

3rd Quarter Results

Revenue by Geography

(Dollars in millions)	2008	2007	*% Change*
United States	$ 494	$ 526	-6%
Europe	402	425	-5%
Other International	235	245	-4%
Total Revenue	$ 1,131	$ 1,195	-5%


U.S.
Europe
44%
36%
20%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	*% Change*
Business	$ 760	$ 728	4%
Consumer	371	468	-21%
Total Revenue	$ 1,131	$ 1,195	-5%


Business
67%
33%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
Business	$ 124	$ 4	$ 128	$ 143	$ 1	$ 144	-13%	-11%
Consumer	17	10	26	(22)	7	(16)	na	na
Other	(87)	11	(76)	(100)	7	(94)	13%	19%
Total Operating Income(2)	$ 54	$ 25	$ 79	$ 20	$ 15	$ 35	164%	124%

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Year To Date Results

Revenue by Geography

(Dollars in millions)	2008	2007	*% Change*
United States	$ 1,414	$ 1,579	*-10%*
Europe	1,312	1,352	*-3%*
Other International	719	733	*-2%*
Total Revenue	$ 3,445	$ 3,664	*-6%*



U.S.
Europe
41%
38%
21%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	*% Change*
Business	$ 2,264	$ 2,199	*3%*
Consumer	1,181	1,465	*-19%*
Total Revenue	$ 3,445	$ 3,664	*-6%*



Business
66%
34%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
Business	$ 424	$ 5	$ 429	$ 446	$ 2	$ 448	-5%	-4%
Consumer	118	16	134	56	3	59	111%	126%
Other	(265)	26	(239)	(295)	17	(278)	10%	14%
Total Operating Income(2)	$ 277	$ 46	$ 323	$ 207	$ 22	$ 229	34%	41%

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Totals may not foot due to rounding.

3Q08 Revenue Compared to Last Year

Total revenue of $1.13 billion at the upper end of guidance range, down 5%

- Business segment revenue of $760 million grew 4%
  - Continued good laser supplies revenue growth year on year
  - Improved performance in U.S. laser business
  - Revenue growth in all regions except Asia Pacific
  - Laser unit shipments declined 1% (Although strong growth in laser MFPs)
    - Good branded unit growth more than offset by a decline in OEM units year on year
  - Laser AUR increased 2% driven by a favorable currency and product mix shift mostly offset by aggressive pricing
- Consumer segment revenue of $371 million declined 21%
  - Inkjet unit shipments declined 46%
    - Primarily reflecting the company's previously announced strategy to aggressively shift its focus in the consumer market segment to geographic regions, product segments and customers that generate higher page usage
    - Also reflecting aggressive competitive pricing/promotion and increased market weakness
  - Inkjet AUR increased 15% impacted by a positive mix shift toward AIOs
- Laser and inkjet supplies revenue declined 1%, about as expected. Good laser supplies growth offset by a decline in inkjet supplies
- Laser and inkjet printer revenue declined 14% driven by declines in inkjet units
- Revenue in the U.S. declined 6%, revenue in Europe declined 5%, and Other International revenue declined 4%
  - Weakness primarily driven by the decline in the consumer market segment

3Q08 Compared to Last Year

Gross profit margin 32.5%

- Excluding restructuring-related costs, would have been 34.1%
- 3Q07 gross profit margin was 27.8%, or 28.2% excluding restructuring-related activities
- Non-GAAP gross profit margin grew 590 basis points, principally due to favorable product mix shift

Operating expense $314 million

- Excluding charges for restructuring-related costs, would have been $307 million
- 3Q07 operating expense was $312 million, or $302 million excluding restructuring-related activities
- Non-GAAP operating expense increased 1.7% or $5 million driven by increased investment in product development and demand generation. Unfavorable impact of currency of at least $5 million.

Operating expense-to-revenue ratio 27.7%

- Excluding charges for restructuring-related costs, would have been 27.1%
- 3Q07 operating expense-to-revenue ratio was 26.1%, or 25.2% excluding restructuring-related activities

Operating income $54 million

- Excluding restructuring-related costs, would have been $79 million
- 3Q07 operating income of $20 million, or $35 million excluding restructuring-related activities
- Non-GAAP operating income grew 124% driven by higher gross profit

Operating income margin 4.8%

- Excluding restructuring-related costs, would have been 6.9%
- 3Q07 operating income margin was 1.7%, or 2.9% excluding restructuring-related activities

Net interest and non-operating expense $5 million

- Up $12 million from 2007 driven by increased interest expense related to the bond issuance completed in 2Q and a $4 million loss on Lehman Brothers bonds

Taxes & Earnings Compared to Last Year

3Q08 effective tax rate of 25.2%

- 3Q07 provision for income taxes was a benefit of $18 million

3Q08 net earnings of $37 million

- Excluding after-tax restructuring-related activities, would have been $55 million
- Excluding restructuring-related activities, 3Q07 net earnings were $57 million

3Q08 GAAP EPS of $0.42

- 3Q08 non-GAAP EPS would have been $0.63 excluding $0.21 restructuring-related items, up 5% compared to 3Q07 non-GAAP EPS of $0.60

Track Record of Solid Cash Generation



Cash Generation
Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2007 YTD 2008 YTD

3Q08 net cash provided by operating activities of $117 million, $430 million YTD

- Cash and current marketable securities were $1.086 billion at quarter end
- Capital expenditures were $58 million in the quarter
- Depreciation / amortization was $56 million in the quarter
- Accounts receivable declined $16 million in the quarter, inventory increased $19 million in the quarter, accounts payable increased $10 million in the quarter
- Accrued liabilities increased $39 million in the quarter

LEXMARK

Financial Position / Share Repurchases

Strong financial position

- $1.1 billion in cash and current marketable securities
- $300 million revolver that does not renew until 1Q 2010
- $100 million A/R facility renewed on Oct. 3, 2008
- Long track record of solid cash generation – over $400 million 3Q YTD
- $650 million debt maturing in 2013 and 2018

Repurchased $274 million (7.7 million shares) in 3Q08

- Includes $127.5 million for 3.5 million shares delivered to Lexmark under an Accelerated Share Repurchase agreement
- Authorization of approximately $613 million remained at quarter end


Shares
3.2M
17.0M
16.5M
2.7M
12.3M
2004
2005
2006
2007
YTD
Buyback
$0.3B
$1.1B
$0.9B
$0.2B
$0.4B

LEXMARK

Restructuring Actions

2008 Actions

- Enhance efficiency of operations by further consolidating manufacturing capacity resulting in the closure of one of Lexmark's inkjet supplies manufacturing facilities in Mexico

2007 Actions

- Completed closure of one of the company's inkjet supplies manufacturing facilities in Mexico and additional optimization measures at the remaining inkjet facilities
- Reduction of business support cost and expense structure by further consolidating activity globally and expanding the use of shared service centers in lower-cost regions. The areas impacted are supply chain, service delivery, general and administrative expense, as well as marketing and sales support functions
- Focused consumer segment marketing and sales efforts into countries or geographic regions that have the highest supplies usage

Approximate Restructuring Related Savings/Costs (1)

- 3Q08: Savings of $12 million, total pretax cost of $25 million
- 4Q08: Expected savings of $16 million, total pretax cost of $30 million
- 2008: Expected savings of more than $40 million, total pretax cost of $75 million
- 2009: Expected annual savings of $70 million

Note: (1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

LEXMARK

Outlook

In the 4th quarter of 2008, the company expects:

Revenue to be down year to year in the low- to mid-teens percentage range

Gross profit margin(1) to be down versus 34.1% in 3Q08

Operating expense(1) to be down compared to $307 million in 3Q08

Operating income margin(1) to be up slightly from 6.9% in 3Q08

Effective tax rate to be about 15% reflecting a $6 million benefit due the passage of the U.S. Research and Experimentation tax credit for 2008. The full year 2008 effective tax rate is expected to be about 23%

GAAP EPS of $0.40 - $0.50

- EPS of $0.70 - $0.80 excluding approximately $0.30 for restructuring-related activities
- GAAP EPS were $1.04 in 4Q07, or $1.29 excluding $0.25 per share for restructuring-related activities

Full-year 2008 capital spending to be approximately $230 million

Full-year 2008 depreciation to be approximately $210 million

Note: (1) Non-GAAP, excludes restructuring-related amounts.

LEXMARK

Tables

GAAP to Non-GAAP Reconciliation Tables

Unit Trends, Revenue by Product

GAAP to Non-GAAP Reconciliation Table

	3Q08					3Q07						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	4Q07 EPS	4Q08 Guidance
GAAP	$368 32.5%	$314 27.7%	$54 4.8%	$37 3.2%	$0.42	$333 27.8%	$312 26.1%	$20 1.7%	$45 3.8%	$0.48	$1.04	$0.40-$0.50
Restructuring-Related(1)	$17	($7)	$25	$18	$0.21	$4	($10)	$15	$12	$0.12	$0.25	$0.30
Non-GAAP(2)	$385 34.1%	$307 27.1%	$79 6.9%	$55 4.9%	$0.63	$337 28.2%	$302 25.2%	$35 2.9%	$57 4.8%	$0.60	$1.29	$0.70-$0.80

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	3Q08 YTD					3Q07 YTD				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,220 35.4%	$943 27.4%	$277 8.0%	$222 6.4%	$2.41	$1,126 30.7%	$918 25.1%	$207 5.7%	$202 5.5%	$2.10
Restructuring-Related(1)	$27	($19)	$46	$34	$0.37	$10	($12)	$22	$18	$0.19
Scotland Entity(2)									($7)	($0.07)
Non-GAAP(3)	$1,248 36.2%	$925 26.8%	$323 9.4%	$256 7.4%	$2.78	$1,136 31.0%	$907 24.7%	$229 6.3%	$213 5.8%	$2.22

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

LEXMARK

Unit Trends, Revenue by Product

Unit Trends

(Millions)	2005	2006	2007	2006 – 2007 Change
Laser Units	2.0	2.1	2.1	-3%
Inkjet Units	18.4	14.7	12.1	-18%

Revenue by Product

(Dollars in millions)	2006	2007	Change
Laser & Inkjet Printers	$ 1,663.0	$ 1,498.3	*-10%*
Laser & Inkjet Supplies	3,211.6	3,248.6	*+1%*
Other	233.5	227.0	*-3%*
Total Revenue	$ 5,108.1	$ 4,973.9	*-3%*

LEXMARK